UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ACCELERANT HOLDINGS
(Exact Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Accelerant Holdings Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be held virtually on May 12, 2026 at 10:00 A.M., British Summer Time. This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at https://web.viewproxy.com/ARX/2026 If you want to receive a paper or e-mail copy of these documents, you must request one by following the instructions below on or before May 7, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice. SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. To the Shareholders of Accelerant Holdings: The 2026 Annual Meeting of Shareholders of Accelerant Holdings will be held virtually on May 12, 2026 at 10:00 A.M., British Summer Time. The Annual Meeting of Shareholders will be held at 10:00 A.M., British Summer Time, on May 12, 2026 conducted in a hybrid format, with a physical location at London Marriott Grosvenor Square, Grosvenor Sq, London W1K 6JP, United Kingdom and a simultaneous virtual webinar accessible by pre-registering at https:// web.viewproxy.com/arx/2026. As a Registered Holder, you may attend and vote your shares at the Annual Meeting by pre-registering and using the Virtual Control Number above. On the day of the Annual Meeting, if you have properly registered, you may log in using the e-mail in your registration confirmation and follow the instructions to vote your shares. Please have your Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement. The Board recommends a vote “FOR” Proposals 1 and 2. 1. to consider and vote upon the election of the three Class I directors named in the Proxy Statement, each to hold office for a three-year term expiring at the 2029 Annual General Meeting of Shareholders; ELECTIONS OF DIRECTORS: (1) Karen Meriwether (2) Simon Wainwright (3) David Talach 2. to consider and vote upon the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026; and NOTE: To conduct any other business properly brought before the Annual Meeting or any adjournment, postponement, or rescheduling thereof.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. VOTING METHODS Via Internet prior to the Annual Meeting: Go to www.AALvote.com/ARX. Have your 11-digit Virtual Control Number available and follow the prompts. • Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Internet during the Annual Meeting: Go to www.AALvote.com/ARX Have your 11-digit Virtual Control Number available and follow the prompts. Accelerant Holdings